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                                                                    Exhibit 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (File Nos. 333-73772, 333-73774 and 333-43859) of Core Laboratories N.V. of our report dated March 14, 2004 relating to the financial statements, which appear in this Form 10-K.

PricewaterhouseCoopers LLP

Houston, Texas
March 15, 2004